Exhibit 99.2

December 26, 2024

To: TuanChe Limited

9F, Ruihai Building, No. 21 Yangfangdian Road

Haidian District, Beijing 100038

People’s Republic of China

Dear Sirs or Madams,

We are qualified lawyers of the People’s Republic of China (the “PRC” or “China”, for the purpose of this opinion only, the PRC shall not include the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan) and as such are qualified to issue this opinion on the laws and regulations of the PRC effective as of the date hereof.

We act as the PRC counsel to TuanChe Limited (the “Company”), a company incorporated under the laws of the Cayman Islands, in connection with the resale (“Offering”) by the selling shareholder named in the prospectus to be filed on and dated December 26, 2024 (“Prospectus”), up to an aggregate of 761,719 American Depositary Shares (the “Offered ADSs”), with each American Depositary Share (“ADS”) representing two hundred and forty (240) Class A ordinary shares, par value US$0.0001 per share (“Class A Ordinary Shares”), or 182,812,560 Class A Ordinary Shares in the aggregate, issued or issuable upon the exercise of warrants that were issued pursuant to the warrant and the securities purchase agreement, dated as of October 24, 2024, between the Company and the selling shareholder, and the placement agency agreement entered into by and among the Company and Maxim Group LLC (“Placement Agency”) on October 24, 2024 (“Placement Agency Agreement”), we have been requested by the Company to furnish this opinion in connection with the matters set forth herein.

A.	Documents and Assumptions

In rendering this opinion, we have examined originals or copies of the due diligence documents provided to us by the Company and the PRC Companies (as defined below) and such other documents, corporate records and certificates issued by the governmental authorities in the PRC (collectively, the “Documents”). Where certain facts were not independently established by us, we have relied upon certificates of documents issued by, or statements made by, the relevant Governmental Agencies (as defined below), appropriate representatives of the Company and other relevant entities.

In rendering this opinion, we have assumed without independent investigation that (“Assumptions”):

(i)	All signatures, seals and chops are genuine, each signature on behalf of a party thereto is that of a person duly authorized by such party to execute the same, all Documents submitted to us as originals are authentic, and all Documents submitted to us as certified or photostatic copies conform to the originals;

(ii)	Each of the parties to the Documents, other than the PRC Companies, (a) if a legal person or other entity, is duly organized and is validly existing in good standing under the laws of its jurisdiction of organization and/or incorporation, or (b) if an individual, has full capacity for civil conduct; each of them, other than the PRC Companies, has full power and authority to execute, deliver and perform its obligations under the Documents to which it is a party in accordance with the laws of its jurisdiction of organization or incorporation or the laws that it/she/he is subject to;

(iii)	The Documents that were presented to us remain in full force and effect on the date of this opinion and have not been revoked, amended or supplemented, and no amendments, revisions, supplements, modifications or other changes have been made, and no revocation or termination has occurred, with respect to any of the Documents after they were submitted to us for the purposes of this legal opinion;

(iv)	The laws of jurisdictions other than the PRC which may be applicable to the execution, delivery, performance or enforcement of the Documents are complied with;

(v)	All Governmental Authorizations and other official statement or documentation were obtained from competent Governmental Agency by lawful means in due course;

(vi)	All requested Documents have been provided to us and all factual statements made to us by the Company and the PRC Companies in connection with this legal opinion are true, correct and complete, and none of the Company or the PRC Companies has withheld anything that, if disclosed to us, would reasonably cause us to alter this opinion in whole or in part;

(vii)	No issuance and sale of the ADSs and the Class A Ordinary Shares have been or will be made directly or indirectly within the PRC in accordance with the Transaction Documents; and

(viii)	The Transaction Documents (as defined below) are legal, valid, binding and enforceable in accordance with their respective governing laws in any and all respects.

B.	DEFINITIONS

In addition to the terms defined in the context of this opinion, the following capitalized terms as used in this opinion are defined as follows:

“Contractual Arrangements”	means arrangements under the Contractual Agreements listed in Schedule II.

“CSRC”	means China Securities Regulatory Commission.

“Deposit Agreement”	means the Deposit Agreement, dated as of November 19, 2018, by and among the Company, the Depositary and all owners and holders of American Depositary Shares issued thereunder.

“Depositary”	means The Bank of New York Mellon.

“Transaction Documents”	means collectively the Securities Purchase Agreement (as defined below), the Pre-Funded Warrants (as defined in the Securities Purchase Agreement), the Warrants (as defined in the Securities Purchase Agreement) and the Deposit Agreement.

“Governmental Agency”	means any competent government authority, court, arbitration commission, or regulatory body of the PRC. “Governmental Agencies” shall be construed accordingly.

“Governmental Authorization”	means any approval, consent, permit, authorization, filing, registration, exemption, waiver, endorsement, annual inspection, qualification and license required by the applicable PRC Laws to be obtained from any Governmental Agency.

“Group Companies”	means, collectively, the Company and its subsidiaries and consolidated variable interest entities, and each a “Group Company”.

“Intellectual Property Rights”	means trademarks, trade names, patent rights, copyrights, domain names, licenses, trade secrets, inventions, technology, know-how, proprietary rights, computer software and other intellectual property and similar rights, including registrations and applications for registration thereof.

“Material Adverse Effect”	means the material and adverse effect, resulting from any event, circumstance, condition, occurrence or situation or any combination of the foregoing, upon the conditions (financial or otherwise), business, properties or results of operations or prospects of the Company and the PRC Companies taken as a whole.

“Overseas Trial Measures”	The Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies, promulgated by the China Securities Regulatory Commission (the “CSRC”) on February 17, 2023 and came into effect on March 31, 2023.

“PRC Civil Procedures Law”	means the Civil Procedures Law of PRC promulgated by Standing Committee of the National People’s Congress, which was latest amended on June 27, 2017.

“PRC Companies”	means, collectively, all the PRC subsidiaries and PRC entities under the control of PRC subsidiaries through contractual agreements, as listed in Schedule I hereto. “PRC Company” shall be construed accordingly.

“PRC Laws”	means any and all laws, regulations, statutes, rules, orders, decrees, notices, judicial interpretations and other legislation currently in force and publicly available in the PRC as of the date hereof.

“Prospectus”	the prospectus to be filed on and dated December 26, 2024.

“Purchasers”	means all of the purchasers identified in the Securities Purchase Agreement.

“RMB”	means the lawful currency of the PRC.

“SAFE Rules”	means the Circular on Issues concerning the Administration of Foreign Exchange over the Overseas Investment and Financing and Round-trip Investment by Domestic Residents via Special Purpose Vehicles issued by the State Administration of Foreign Exchange of the PRC (“SAFE”) on July 4, 2014 and related rules and regulations.

“Securities Purchase Agreement”	means the securities purchase agreement dated October 24, 2024 between the Company and the purchasers identified therein.

“US$”	means the lawful currency of the United States of America.

C.	OPINIONS

Based on our review of the Documents and subject to the Assumptions and the Qualifications, except as disclosed in the Registration Statement and the Prospectus, we are of the opinion as of the date hereof that:

(1)	Incorporation and Existence of PRC Companies

Each of the PRC Companies has been duly incorporated and is validly existing, with legal person status and limited liability under the PRC Laws, has received all Governmental Authorizations for its establishment to the extent such Governmental Authorizations are required under applicable PRC Laws, and its business license, articles of association and other constituent documents (if any) are in full force and effect under, and in compliance with the PRC Laws. To the best of our knowledge after due and reasonable inquiry and as confirmed by the Company, none of the PRC Companies has received notice of any proceedings or is subject to any proceedings relating to the revocation, suspension or modification of any such Governmental Authorizations, except as such individually or in the aggregate, if determined adversely to the PRC Companies, would not have a Material Adverse Effect. To our best knowledge after due and reasonable inquiry and as confirmed by the Company, the PRC Companies are not aware of any reason that would cause any of such Governmental Authorizations to be revoked, suspended, cancelled or withdrawn, as applicable.

(2)	No Violation

To our best knowledge after due and reasonable inquiry and as confirmed by the Company, the sale and delivery of the Offered ADSs at the applicable closing date and the deposit of the Class A Ordinary Shares with the Depositary against issuance of the ADSs representing such Class A Ordinary Shares, the execution and delivery by the Company of, and the performance by the Company of its obligations under the Transaction Documents and the Placement Agent Agreement and the due consummation by the Company, the Placement Agent, the Purchasers and the Depositary of the Transactions contemplated by the Transaction Documents and the Placement Agent Agreement, as applicable, (A) do not result in any violation of provisions of the articles of association, or other constituent documents (if any) of any of the PRC Companies; (B) do not result in any violation of any Governmental Authorization; and (C) do not result in any violation of any provision of the PRC Laws or any order, judgment or ruling of any court in the PRC by which any of the PRC Companies is bound.

(3)	Governmental Authorization

The CSRC requires that after the final completion of the overseas securities offering if such offering is maded by batch, a report to the CSRC shall be made by the issuer (“CSRC Reporting”). Therefore, the Company is required to report to the CSRC after the consummation of the Offering. To the best of our knowledge after due and reasonable inquiry, assuming no offer, issuance or sale of the Class A Ordinary Shares has been or will be made directly or indirectly within the PRC, to the best of our knowledge after due and reasonable inquiry, not being withdrawn as of the date hereof, no other prior consents, permits, filings and approvals under the PRC Laws are requested by Governmental Agency in connection with the consummation of this Offering; to the best of our knowledge after due and reasonable inquiry, assuming no offer, issuance or sale of the Class A Ordinary Shares has been or will be made directly or indirectly within the PRC, except for the CSRC Reporting, no other consents, permits, filings and approvals under the existing PRC Laws are requested by any Governmental Agency in connection with the execution, delivery and performance by the Company of the Transaction Documents, the offer, issuance, or sale of the Class A Ordinary Shares in connection with this Offering.

(4)	Business

Except as disclosed in the Prospectus, to the best of our knowledge after due and reasonable inquiry and as confirmed by the Company, each of the PRC Companies possesses all Governmental Authorizations necessary to conduct their respective businesses currently conducted in all material aspects; such Governmental Authorizations held by the PRC Companies are valid and in full force and effect on the date hereof.

(5)	Contractual Arrangements

To the best of our knowledge after due and reasonable inquiry and as confirmed by the Company, LI Mingyou, the previous nominee shareholder of Beijing Internet Drive Technology Co., Ltd (“Beijing Internet Drive”), one of VIEs of the Company, has entered into equity transfer agreements (“Transfer Agreements”) respectively with HAN Yanfang and DU Xingyu. According to the Transfer Agreements, from December 20, 2024, the new nominee shareholders of Beijing Internet Drive shall be HAN Yanfang and DU Xingyu (“Equity Adjustment”). And as dateof this opinions, Beijing Internet Drive has not completed the registration regarding with this Equity Adjustment.

To the best of our knowledge after due and reasonable inquiry and as confirmed by the Company, except as disclosed in the Prospectus in respect of the Contractual Arrangements, the Contractual Arrangements do not violate, breach, contravene or otherwise conflict with any applicable PRC Laws.

(6)	Title to Property and Leased Assets

To our best knowledge after due and reasonable inquiry and as confirmed by the Company, (i) none of the PRC Companies owns any material real property in the PRC; (ii) each lease agreement as indicated in Schedule III in effect in the PRC to which any PRC Company is a party, is duly executed by the PRC Companies and are legally binding on both applicable PRC Company and the opposing party thereunder in accordance with their terms under PRC Laws, (iii) each lessor of such lease (excluding the real properties lease of No.3 and No. 8 as listed in Schedule III, of which the lessors have not provided the valid title certificates or relevant authorization documents evidencing their rights to lease the properties as of the date of this opinion) has valid title to or otherwise has the legal right to such lease, and (iv) No.1-4 and No.6 leased properties were subject to mortgage when the PRC Company entered into the lease agreement.

To our best knowledge after due and reasonable inquiry and as confirmed by the Company, failure to use the real property lease of No.1-4, No. 6 and No.8 as listed in Schedule III, would not, individually or in the aggregate, have a Material Adverse Effect on the operation and the business of such PRC Company in the manner described in the Registration Statement and the Prospectus.

(7)	Intellectual Property

To our best knowledge after due and reasonable inquiry and as confirmed by the Company, each PRC Company owns or has valid licenses in full force and effect all registered material Intellectual Property Rights as listed out in Schedule IV (the “Company’s Intellectual Properties”). As confirmed by the Company and to the best of our knowledge after due and reasonable inquiry, there is no pending action, suit, proceeding or claim within the territory of the PRC by any third party that the Company or its PRC Companies infringe or otherwise violate any registered intellectual properties, trade secret or other proprietary rights of any third party which may, individual or in the aggregate, have a Material Adverse Effect on the Company.

(8)	Capacity for Civil Litigation.

Each of the PRC Companies can sue and be sued in its own name under the PRC Laws, subject to compliance with the PRC Civil Procedures Law and relevant civil procedural requirements in the PRC.

(9)	No Proceedings

To our best knowledge after due and reasonable inquiry and as confirmed by the Company, there are no current, pending or threatened in evidence legal, arbitrative, regulatory, administrative or other governmental decisions, rulings, orders, demands, actions, proceedings or initiatives before any court, arbitration body or any Governmental Agency in the PRC, to which any of the PRC Companies is a party or of which any property of the PRC Companies is the subject, except those which would not reasonably be expected to materially adversely affect the Transaction or to have a Material Adverse Effect, individually or in aggregate.

(10)	No Sovereign Immunity

Under the PRC Laws, except for the Anti-Foreign Sanctions Law and the Rules on Counteracting Unjustified Extra-territorial Application of Foreign Legislation and other applicable Measures, to the best of our knowledge after due and reasonable inquiry, none of the PRC Companies, or any of their respective properties, assets or revenues, is entitled to any right of immunity or otherwise on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any court in the PRC, service of process, attachment prior to or in aid of execution of judgment, or other legal process or proceeding for the granting of any relief or the enforcement of any judgment.

(11)	Statements in the Prospectus Supplement

Although we do not assume any responsibility for the accuracy, completeness or fairness of the statement contained in the Prospectus, to the best of our knowledge after due and reasonable inquiry, on matters with respect to PRC legal and regulatory matters, nothing has come to our attention that causes us to believe that as of the date hereof, the statements in the Prospectu under the headings “About This Prospectus”, “Prospectus Summary”, “Risk Factors”, “Use of Proceeds”, “Our Contractual Arrangements”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Enforceability of Civil Liabilities”, “Dividend Policy”, “Business”, “Management”, “Regulation”, “Taxation” and “Legal Matters” (other than the financial statements and related schedules and other financial data contained therein to which we express no opinion), to the extent such statements related to matters of the PRC Laws, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

D.	QUALIFICATIONS

Our opinion expressed above is subject to the following qualifications (the “Qualifications”):

(i).	Our opinion is limited to the PRC Laws of general application on the date hereof. We have made no investigation of, and do not express or imply any views on, the laws of any jurisdiction other than the PRC.

(ii).	The PRC Laws referred to herein are laws and regulations publicly available and currently in force on the date hereof and there is no guarantee that any of such laws and regulations, or the interpretation or enforcement thereof, will not be changed, amended or revoked in the future with or without retrospective effect.

(iii).	Our opinion is subject to the effects of (a) certain legal or statutory principles affecting the enforceability of contractual rights generally under the concepts of public interest, social ethics, national security, good faith, fair dealing, and applicable statutes of limitation; (b) any circumstance in connection with formulation, execution or performance of any legal documents that would be deemed materially mistaken, clearly unconscionable, fraudulent, coercionary or concealing illegal intentions with a lawful form; (c) judicial discretion with respect to the availability of specific performance, injunctive relief, remedies or defenses, calculation of damages, entitlement to attorney’s fees and other costs, or waiver of immunity from jurisdiction of any court or from legal process; (d) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally; and (e) the discretion of any competent PRC legislative, administrative or judicial bodies in exercising their authority in the PRC.

(iv).	Under the PRC legal or administrative or arbitration system, we have very limited access to the information about the current, pending or threatened legal, administrative or arbitration action, suit, proceeding or claim, regulatory or administrative inquiries or investigations, or other governmental decisions, rulings, orders, demands, actions or initiatives involving PRC companies, and are not able to make exhaustive inquiry of the current, pending or threatened legal, administrative or arbitration action, suit, proceeding or claim, regulatory or administrative inquiries or investigations, or other governmental decisions, rulings, orders, demands, actions or initiatives.

(v).	This opinion is issued based on our understanding of the PRC Laws. For matters not explicitly provided under the PRC Laws, the interpretation, implementation and application of the specific requirements under the PRC Laws are subject to the final discretion of competent PRC legislative, administrative and judicial authorities, and there can be no assurance that the Government Agencies will ultimately take a view that is not contrary to our opinion stated above.

(vi).	We may rely, as to matters of fact (but not as to legal conclusions), to the extent we deem proper, on certificates and confirmations of responsible officers of the PRC Companies and PRC government officials.

(vii).	This opinion is intended to be used in the context which is specifically referred to herein and each section should be considered as a whole and no part should be extracted and referred to independently.

(viii).	As used in this opinion, the expression “to our best knowledge” or similar language with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company in connection with the Offering and the Transactions contemplated thereunder. We have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of this opinion.

This opinion is solely for the benefit of the persons to whom they are addressed. It may not be relied upon by anyone else or used for any other purpose, in each instance, without our prior written consent. A copy of this opinion may be provided by the Company to the Placement Agent, but none of such persons shall be deemed as an addressee of this opinion and may rely on this opinion without our express prior written. In addition, without our prior written consent, this opinion shall not be disclosed to any third parties who are not directly involved in the Offering, except where such disclosure is required to be made under applicable law or is requested by relevant regulatory authorities. We hereby consent to the use of this opinion by you in connection with the above-mentioned Prospectus and to the reference to our name under the headings “Legal Matters” in the Registration Statement and the Prospectus Supplement. In giving such consent, we do not thereby admit that we fall within the category of the person whose consent is required under Section 7 of the U.S. Securities Act of 1933, as amended, or the regulations promulgated thereunder. This Opinion comes into effect upon signing.

(Intentionally Left Blank)

Yours faithfully,

/s/ Shihui Pa1tners

Shihui Pa1tners

SCHEDULE1 I

PRC Companies

NO.	公司名称 Name of PRC Companies
1.	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.
2.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.
3.	北京国远创新科技有限公司 Beijing Guoyuan Innovation Technology Co., Ltd.
4.	车码网络科技（天津）有限公司 Chema Internet Technology (Tianjin) Co., Ltd.
5.	团车（北京）汽车销售服务有限公司 TuanChe (Beijing) Automobile Sales & Service Co., Ltd.
6.	团车（北京）拍卖有限公司 TuanChe (Beijing) Auction Co., Ltd.
7.	艾克斯珀展览展示（天津）有限公司 Aikesipo Exhibition Display (Tianjin) Co., Ltd.
8.	车码科技（北京）有限公司 Chema Technology (Beijing) Co., Ltd.
9.	车码（天津）智能汽车科技有限公司 Chema (Tianjin) Intelligent Automobile Technology Co., Ltd.
10.	海纳数科（北京）科技有限公司 HainaShuke (Beijing) Technology Co., Ltd.
11.	探索极限（天津）智能汽车科技有限公司 Tansuojixian (Tianjin) Intelligent Automobile Technology Co., Ltd.
12.	中恒未来融资租赁有限公司 Zhongheng Future Finance Lease Co., Ltd.
13.	国远国际融资租赁有限公司 Guoyuan International Finance Lease Co., Ltd.
14.	北京三顾茅庐信息科技有限公司 Beijing Sangu Maolu Information Technology Co., Ltd.
15.	北京互联驱动科技有限公司 Beijing Internet Drive Technology Co., Ltd.
16.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.
17.	海煜数字科技（江苏）有限公司 Haiyu Shuzi Technology Co., Ltd.
18.	海智数字科技（海南）有限公司 Haizhi Shuzi Technology (Hainan) Co., Ltd.

1	The Schedule I to Schedule IV are written both in Chinese and English versions. In case of any discrepancy between the two language versions, the Chinese version shall prevail.

SCHEDULE II

Contractual Agreements

No.	WFOEs	VIEs	Name of Contracts	Signing Date
1.	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	《独家业务合作协议》 Exclusive Business Cooperation Agreement	2020-09-03
			《独家购买权合同》 Exclusive Call Option Agreement	2020-09-03
			《股权质押合同》 Equity Pledge Agreement	2020-09-03
			《授权委托书》 Powers of Attorney	2020-09-03
			《配偶同意函》 Spousal Consent Letters	2020-09-03
2.	北京三顾茅庐信息科技有限公司 Beijing SanguMaolu Information Technology Limited	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	《独家业务合作协议》 Exclusive Business Cooperation Agreement	2019-05-31
			《独家购买权合同》 Exclusive Call Option Agreement	2019-05-31
			《股权质押合同》 Equity Pledge Agreement	2019-05-31
			《授权委托书》 Powers of Attorney	2019-05-31
			《配偶同意函》 Spousal Consent Letters	2019-05-31
3.	北京三顾茅庐信息科技有限公司 Beijing SanguMaolu Information Technology Limited	北京互联驱动科技有限公司 Beijing Internet Drive Technology Co., Ltd.	《独家业务合作协议》 Exclusive Business Cooperation Agreement	2024-12-20
			《独家购买权合同》 Exclusive Call Option Agreement	2024-12-20
			《股权质押合同》 Equity Pledge Agreement	2024-12-20
			《授权委托书》 Powers of Attorney	2024-12-20
			《配偶同意函》 Spousal Consent Letters	2024-12-20
4.	车码科技 （北京）有限公司 Chema Technology	海纳数科（北京）科技有限公司 HainaShuke (Beijing) Technology Co.,	《独家业务合作协议》 Exclusive Business Cooperation Agreement	2018-06-24
			《独家购买权合同》 Exclusive Call Option Agreement	2018-06-24
	(Beijing) Co., Ltd.	Ltd.(formerly known as TansuoJixian Technology (Beijing) Co., Ltd.	《股权质押合同》 Equity Pledge Agreement	2018-06-24
			《授权委托书》 Powers of Attorney	2018-06-24
			《配偶同意函》 Spousal Consent Letters	2018-06-24

SCHEDULE III

Material Lease

No.	地址 Address	出租方 Lessor	承租方 Lessee	到期日 Expiring Date
1.	北京市海淀区羊坊店路21 号瑞海大厦 9 层 9/F, Ruihai Building, No.21 Yangfangdian Road, Haidian District, Beijing	北京西友瑞海房地产开发有限公司 Beijing Xiyou Ruihai Real Estate Development Co., Ltd.	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2027-02-28
2.	北京市海淀区羊坊店路21 号瑞海大厦 6 层 660 房间 Unit 660, 9/F, Ruihai Building, No.21 Yangfangdian Road, Haidian District, Beijing	北京西友瑞海房地产开发有限公司 Beijing Xiyou Ruihai Real Estate Development Co., Ltd.	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2027-02-28
3.	北京市海淀区羊坊店路21 号 瑞海大厦 6 层 648、649、651、 652、653 房间 Unit 648, 649, 651, 652, and 653, 9/F, Ruihai Building, No.21 Yangfangdian Road, Haidian District, Beijing	北京九洋松浩租赁有限公司 Beijing Jiuyang Songhao Lease Co., Ltd.	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2027-02-28
4.	北京市海淀区羊坊店路21 号瑞海大厦 6 层 650 房间 Unit 650, 9/F, Ruihai Building, No.21 Yangfangdian Road, Haidian District, Beijing	北京斑点狗科技有限公司 Beijing Dalmatian Technology Co., Ltd.	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2025-02-28
5.	北京市房山区怡和北路 1 号 院 15 号楼 2 层 201 Unit 201, 2/F, Building 15, No. 1, Yihe North Road, Fangshan District, Beijing	冯军山 FENG Junshan	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2025-02-28

No.	地址 Address	出租方 Lessor	承租方 Lessee	到期日 Expiring Date
6.	重庆市渝北区龙塔街道红黄路 121 号名家汇国际广场 4 幢 28-3	石太平 SHI Taiping	团圆网络科技（北京）有限公司 TuanYuan Internet	2025-02-28
	Unit 28-3, Building 4, Mingjiahui International Plaza, No.121, Honghuang Road, Longta Avenue, Yubei District, Chongqing		Technology (Beijing) Co., Ltd.
7.	广州市天河区晴旭街 3 号 751 房 Unit 751, No.3, Qingxu Road, Tianhe District, Guangzhou	周佳声 ZHOU Jiasheng	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2026-07-27
8.	深圳市南山区华侨城深南大道 9010 号 2 楼 202C Unit 202C, 2/F, No. 9010 Shennan Avenue, Overseas Chinese Town, Nanshan District, Shenzhen	星辰湾咨询控股（深圳）有限公司 Xingchen Bay Consulting Holdings (Shenzhen) Co., Ltd	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2024-12-31

SCHEDULE IV

Intellectual Properties Rights

Part A. 注册商标 Registered Trademarks

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
1.	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.		35	20 年 20 years	2012-11-07	9917034
2.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	20 年 20 years	2012-05-21	9259460
3.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	20 年 20 years	2013-12-07	11204435
4.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		38	20 年 20 years	2014-01-28	11403391
5.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		37	20 年 20 years	2014-01-28	11403392
6.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		36	20 年 20 years	2014-03-21	11403393

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
7.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		16	20 年 20 years	2014-01-28	11403394
8.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		41	20 年 20 years	2014-01-28	11403314
9.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	20 年 20 years	2014-01-28	11403390
10.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	20 年 20 years	2014-01-28	11421998
11.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	20 年 20 years	2014-02-14	11395968
12.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		12	20 年 20 years	2014-02-07	11403395

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
13.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	20 年 20 years	2014-02-28	11403313
14.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		38	20 年 20 years	2014-07-21	12118949
15.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		36	20 年 20 years	2014-07-21	12118345
16.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		41	20 年 20 years	2014-07-21	12119013
17.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	20 年 20 years	2014-07-21	12118976
18.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		37	20 年 20 years	2014-07-21	12118909

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
19.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	20 年 20 years	2014-11-21	12865117
20.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	20 年 20 years	2014-12-28	12865055
21.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	20 年 20 years	2015-02-14	13797741
22.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	20 年 20 years	2015-03-07	13797754
23.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	20 年 20 years	2015-03-07	13797756
24.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	20 年 20 years	2015-03-14	13973453

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
25.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	20 年 20 years	2015-03-28	12885961
26.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2015-04-14	13797757
27.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	20 年 20 years	2015-03-14	13973459
28.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	20 年 20 years	2015-03-14	13973457
29.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2015-04-21	13797778
30.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		36	10 年 10 years	2015-04-21	13973452

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
31.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2015-09-07	14765481
32.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		38	10 年 10 years	2015-11-14	13973451
33.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2015-12-07	13973455
34.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		38	10 年 10 years	2015-12-07	13973456
35.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2015-12-07	13973458
36.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2015-12-14	13797743
37.	团车互联网信息服务（北京）有限公 司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2015-12-21	15234795

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
38.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2015-12-07	13973454
39.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-01-14	15670357
40.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-01-14	13797739
41.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-01-14	13797742
42.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-02-07	15234800
43.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-02-28	15826448

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
44.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2016-02-28	15826449
45.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-02-28	15826450
46.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-04-14	16394306
47.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2016-05-21	16394312
48.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-05-21	16394313
49.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2016-05-21	16394315
50.	团车互联网信息服务（北京）有限公 司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2016-05-21	16394309

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
51.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-05-21	16394310
52.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2016-05-21	16394318
53.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	20 年 20 years	2016-06-07	12865084
54.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2016-05-14	16394307 A
55.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-05-21	16394319
56.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-08-07	17203919

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
57.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		16	10 年 10 years	2015-07-21	12118227
58.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-08-07	17203917
59.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2016-08-07	17203918
60.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-08-07	17203916
61.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2016-08-07	17203915
62.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-08-07	17203914

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
63.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-08-07	17203913
64.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2016-08-07	17203912
65.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-08-07	17203911
66.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2016-05-21	16394316
67.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-06-21	16394314 A
68.	团车互联网信息服务（北京）有限公 司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-06-21	16394311 A

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
69.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-06-21	16394308 A
70.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-06-21	16394317 A
71.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2016-10-14	17203920
72.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2017-05-14	13797738
73.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2017-05-14	13797755
74.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2017-12-07	21671481

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
75.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2017-12-14	21694078
76.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		41	10 年 10 years	2017-12-14	21694115
77.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2017-12-14	21671480
78.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2018-08-21	25802842
79.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2018-08-21	25791366
80.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2018-08-21	25788505

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
81.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2018-11-14	27604988
82.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		16	10 年 10 years	2018-11-07	27600629
83.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2018-11-14	25791375
84.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2018-11-14	25788509
85.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2018-11-14	25805961
86.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2018-12-28	25788911

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
87.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		42	10 年 10 years	2018-12-07	25794421
88.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	10 年 10 years	2019-05-28	31797841
89.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2019-07-21	31802452
90.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		16	10 年 10 years	2019-06-21	31802670
91.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	10 年 10 years	2019-05-28	31804013
92.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	10 年 10 years	2019-05-28	31804087

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
93.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		41	10 年 10 years	2019-06-07	31804781
94.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2019-07-21	31807069
95.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		16	10 年 10 years	2019-05-28	31809117
96.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2019-07-21	31809368
97.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	10 年 10 years	2019-05-28	31811050
98.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		16	10 年 10 years	2019-06-21	31811830

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
99.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2019-07-21	31813916
100.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2019-07-21	31820154
101.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		16	10 年 10 years	2019-05-28	31821762
102.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		16	10 年 10 years	2019-05-28	31821777
103.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		41	10 年 10 years	2019-07-07	31822269
104.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		16	10 年 10 years	2019-08-28	33580755

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
105.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2019-09-07	33581738
106.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2019-08-28	33599935
107.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2019-09-07	33599947
108.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2019-08-21	33602445
109.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		16	10 年 10 years	2019-10-07	34120365
110.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	10 年 10 years	2019-12-07	34126757

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
111.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	10 年 10 years	2019-12-14	35977430
112.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2019-08-14	33588881
113.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2020-01-14	33580335
114.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2020-01-14	33585762
115.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2020-01-14	33592958
116.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2018-12-07	25803458

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
117.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	10 年 10 years	2020-03-14	31807154
118.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	10 年 10 years	2020-06-14	33579283
119.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2020-01-28	34109666
120.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		38	10 年 10 years	2020-07-07	34122720
121.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		39	10 年 10 years	2020-02-07	37324468
122.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	10 年 10 years	2022-02-14	53496508

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
123.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		12	10 年 10 years	2021-09-14	53497566
124.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		9	10 年 10 years	2021-10-07	53507752
125.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		12	10 年 10 years	2022-07-07	60273933
126.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		12	10 年 10 years	2022-07-07	60273916
127.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		37	10 年 10 years	2022-07-07	60294622
128.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		12	10 年 10 years	2022-07-07	60273925

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
129.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		12	10 年 10 years	2022-06-28	60270027
130.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		12	10 年 10 years	2022-07-07	60287735
131.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.		35	20 年 20 years	2013-04-28	10276495
132.	团车（北京）汽车销售服务有限公司 TuanChe (Beijing) Automobile Sales & Service Co., Ltd.		41	10 年 10 years	2018-09-21	26820409
133.	团车（北京）汽车销售服务有限公司 TuanChe (Beijing) Automobile Sales & Service Co., Ltd.		35	10 年 10 years	2019-02-14	26829843
134.	艾克斯珀展览展示 （天津）有限公司 Aikesipo Exhibition Display (Tianjin) Co., Ltd.		42	10 年 10 years	2019-04-28	29649329
135.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		9	10 年 10 years	2020-10-28	42477631

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
136.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		9	10 年 10 years	2020-11-07	42468840
137.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		42	10 年 10 years	2020-03-07	39694131
138.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		35	10 年 10 years	2020-02-28	39686772
139.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		37	10 年 10 years	2020-03-07	39686754
140.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2020-03-07	39674176
141.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2020-06-28	38640796
142.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2020-02-28	38640360

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
143.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		45	10 年 10 years	2020-06-14	38637986
144.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		45	10 年 10 years	2020-06-14	38636723
145.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2020-02-21	38636392
146.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2020-06-07	38636386
147.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		45	10 年 10 years	2020-02-28	38632712
148.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		45	10 年 10 years	2020-06-21	38632708
149.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		45	10 年 10 years	2020-02-07	38632705

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
150.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2020-08-21	38631684
151.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2020-03-28	38627447
152.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2020-06-07	38623861
153.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		45	10 年 10 years	2020-02-28	38622230
154.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		45	10 年 10 years	2020-06-14	38622222
155.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		45	10 年 10 years	2020-06-14	38622218
156.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2020-08-21	38622191
157.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		37	10 年 10 years	2020-02-07	37928159

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
158.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		38	10 年 10 years	2020-01-07	37927537
159.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2019-01-07	29185244
160.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		42	10 年 10 years	2018-06-14	23426278
161.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		9	10 年 10 years	2018-06-14	23423834
162.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		42	10 年 10 years	2017-05-14	19489276
163.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		37	10 年 10 years	2017-05-14	19489067
164.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		42	10 年 10 years	2015-08-21	14110171

No.	权利人 Proprietor	商标 Trademark	国际分类 Int. CL.	有效期 Period of Validity	注册日 Registration Date	注册号 Registrati on No.
165.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		41	10 年 10 years	2015-04-14	14110127
166.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		38	10 年 10 years	2015-04-14	14110049
167.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.		35	10 年 10 years	2015-04-14	14110041

Part B. 注册著作权 Registered Copyrights

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
Registered Software Copyrights
团车互联网信息服
		团车应用软件	务（北京）有限公
1.	2015SR133 316	TuanChe Application	司 TuanChe Internet	2015-07-15	团车 TuanChe
		Software	Information Service
(Beijing) Co., Ltd.
2.	2015SR152 960	团车养车运营平台 TuanChe YangChe Operation Platform	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2015-08-07	/
3.	2015SR152 952	团车养车系统 TuanChe YangChe System	团车互联网信息服 务（北京）有限公 司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2015-08-07	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
4.	2015SR152 953	团车二手车拍卖平台 TuanChe Second-hand Car Auction Platform	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2015-08-07	/
5.	2015SR152 620	团车二手车检测系统 TuanChe Second-hand Car Detection System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2015-08-07	检测系统 Detection System
		汽车销售及客户	团车互联网信息服
		管理系统软件	务（北京）有限公
6.	2015SR152 963	Automobile Sales and Customer	司 TuanChe Internet	2015-08-07	/
		Management	Information Service
		System Software	(Beijing) Co., Ltd.
7.	2015SR152 956	汽车市场销售推广平台 Automobile Sales Promotion Platform	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2015-08-07	/
8.	2015SR152 616	汽车仿真检测软件 Automobile Simulation Detection Software	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2015-08-07	/
		团车商家运营管	团车互联网信息服
9.	2017SR547 460	理平台 TuanChe Merchants	务（北京）有限公司 TuanChe Internet	2017-09-26	/
		Operation Management Platform	Information Service (Beijing) Co., Ltd.

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
10.	2017SR546 828	团车业务运营信息管理软件 TuanChe Business Operation Information Management Software	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2017-09-26	/
11.	2017SR546 167	团车 APP 管理系统软件 TuanChe APP Management System Software	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2017-09-26	/
12.	2017SR545 961	汽车销售档案管理系统软件 Automobile Sales File Management System Software	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2017-09-26	/
13.	2017SR546 835	车内饰网络计算后台管理信息系统 Automobile Interior Network Computing Background Management Information System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2017-09-26	/
14.	2017SR546 211	车型搜索信息管理系统 Vehicle Type Search Information Management System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2017-09-26	/
15.	2017SR547 660	后台团购信息管理系统 Background Group Buying Information Management System	团车互联网信息服务（北京）有限公 司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2017-09-26	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
		Buying Information Management System	TuanChe Internet Information Service (Beijing) Co., Ltd.
16.	2017SR547 522	汽车 4S 店经营系统软件 Automobile 4S Business System Software	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2017-09-26	/
17.	2017SR546 194	汽车保险信息管理软件 Automobile Insurance Information Management Software	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2017-09-26	/
18.	2017SR546 183	汽车市场活动综合管理软件 Automobile Market Activity Comprehensive Management Software	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2017-09-26	/
19.	2018SR598 299	团车 EAP 后台管理系统 TuanChe EAP Background Management System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2018-07-30	EAP 后台 EAP Background
20.	2020SR190 7757	团车 EAP 后台管理系统 TuanChe EAP Background Management System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-12-28	/
21.	2020SR162 5836	团车商家直播运营平台 TuanChe Merchants Live Operation Platform	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-23	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
22.	2020SR163 1361	团车直播系统 TuanChe Live Broadcast System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-24	/
23.	2020SR162 6118	团车-素材管理系统 TuanChe Material Management System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-23	/
24.	2020SR165 7857	团车车型库管理系统 TuanChe Vehicle Type Database Management System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-26	/
25.	2020SR160 9097	团车 APP 软件 TuanChe APP	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-19	/
26.	2020SR164 9884	团车买车小程序软件 TuanChe MaiChe Applet	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-26	/
27.	2020SR165 1662	团车砍价活动系统 TuanChe Haggling Activity System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-26	/
28.	2020SR164 9093	团车经销商平台 TuanChe Dealer Platform	团车互联网信息服 务（北京）有限公 司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-26	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
29.	2020SR167 0478	团车 APP 软件 （IOS 版） TuanChe APP (IOS)	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-28	/
30.	2020SR167 5131	团车车展管理系统 TuanChe Auto Show Management System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-28	/
31.	2020SR167 5099	团车红包裂变系统 TuanChe Red Packet Fission System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-11-28	/
32.	2020SR170 5884	团车活动小程序软件 TuanChe Activity Applet	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-12-01	/
33.	2020SR170 5868	团车金融运营管理系统 TuanChe Financial Operation Management System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-12-01	/
34.	2020SR170 1143	团车经销商 PC 端系统 TuanChe Dealer PC System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2020-12-01	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
35.	2022SR137 2811	团车自媒体佣金结算系统 TuanChe Self Media Commission Settlement System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2022-09-26	/
36.	2022SR137 2810	酷卡智能汽车小程序系统 CoolCar Intelligent Car Small Program System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2022-09-26	/
37.	2022SR137 2800	团车竟品截流广告系统 TuanChe Competitive Interception Advertising System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2022-09-26	/
38.	2022SR137 2799	车模与小程序系统 Car Model and Small Program System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2022-09-26	/
39.	2022SR137 8337	团车 PC 站系统 TuanChe PC Station System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2022-09-28	/
40.	2022SR137 6299	团车用户积分任务软件 TuanChe User Points Task Software	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2022-09-27	/
41.	2022SR137 5106	团车内容个性化推介系统 TuanChe Personalized Content Promotion System	团车互联网信息服务（北京）有限公 司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2022-09-26	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
42.	2022SR137 0360	团车 APP TuanChe APP	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2022-09-23	/
43.	2022SR137 8336	团车自媒体内容管理系统 TuanChe Self Media Content Management System	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2022-09-28	/
44.	2023SR101 7632	纯太阳能无人驾驶电动汽车整车控制器开发软件 Pure Solar Powered Unmanned Electric Vehicle Controller Development Software	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	2023-09-05	/
45.	2018SR278 152	团圆车辆检测筛选管理系统 TuanYuan Automobile Detection and Screening Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2018-04-24	/
46.	2018SR278 186	团圆车联智能云平台 TuanYuan Car Alliance Intelligent Cloud Platform	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2018-04-24	/
47.	2018SR275 056	汽车客户档案系统软件 Automobile Customer File System Software	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2018-04-24	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
48.	2018SR277 016	团圆车联商户信息管理系统 TuanYuan Car Alliance Merchant Information Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2018-04-24	/
49.	2018SR279 308	团圆团车营销管理平台 TuanYuan TuanChe Marketing Management Platform	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2018-04-25	/
50.	2018SR288 176	团圆车联车优惠管理系统 TuanYuan Car Alliance Discount Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2018-04-27	/
51.	2020SR168 6838	团圆网络文档管理系统 TuanYuan Network Document Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-30	/
52.	2020SR168 0203	推送服务后台管理系统 Push Service Background Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-28	/
53.	2020SR168 6839	团圆网络短信平台 TuanYuan Network SMS Platform	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-30	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
54.	2020SR165 6634	团圆网络协同管理系统 TuanYuan Network Collaborative Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-26	/
55.	2020SR165 6690	团圆网络 CMS 广告管理系统 TuanYuan Network CMS Advertisement Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-26	/
56.	2020SR165 6646	phoneService 虚拟号管理系统 PhoneService Virtual Number Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-26	/
57.	2020SR160 9259	CallCenter 客服中心系统 CallCenter Customer Service Centre System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-19	/
58.	2020SR160 9260	团圆网络堡垒机系统 TuanYuan Network Bastion Host System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-19	/
59.	2020SR160 9261	团圆网络自动化测试平台 TuanYuan Network Automation Test Platform	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-19	/
60.	2020SR162 6380	TDN 推大拿系统 TDN TuiDaNa System	团圆网络科技（北 京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-23	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
61.	2020SR162 6285	TIDP 智投系统 TIDP ZhiTou System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-23	/
62.	2020SR162 6266	0CPC 后台管理系统 0 CPC Background Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-11-23	/
63.	2020SR172 5403	团圆网络商品管理系统 Management System for Tuanyuan Commodities	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-12-03	/
64.	2020SR172 5286	团圆网络图库管理系统 TuanChe Network Gallery Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-12-03	/
65.	2020SR173 0369	直卖投放和主场管理系统 Direct Sale Launch and Home Site Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2020-12-03	/
66.	2022SR137 0326	客服呼叫中心系统 Customer Service Call Center System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2022-09-23	/
67.	2022SR137 5084	团车售后特卖分账系统 TuanChe After-Sales Special Sales Sccount System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2022-09-26	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
68.	2022SR 1375083	团车收银台管理系统 TuanChe Cash Register Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2022-09-26	/
69.	2022SR137 5082	团车聚合聊天系统 TuanChe Aggregation Chat System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2022-09-26	/
70.	2022SR137 5081	团车售后特卖裂变传播系统 TuanChe After Sales Special Sale Fission Propagation System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2022-09-26	/
71.	2022SR137 2755	团车企微运营系统 TuanChe Enterprise Micro Operation System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2022-09-26	/
72.	2022SR137 2754	团车经销商管理系统 TuanChe Dealer Management System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2022-09-26	/
73.	2023SR048 3327	团车车展 Svip 会员系统 TuanChe Auto Show Svip Membership System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2023-04-19	/
74.	2023SR048 3326	线索推送分发系统 Clue Push Distribution System	团圆网络科技（北京）有限公司 TuanYuan Internet Technology (Beijing) Co., Ltd.	2023-04-19	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
75.	2020SR031 5726	CallCenter 客服系统 CallCenter Customer Service System	车码科技（北京）有限公司 Chema Technology (Beijing) Co., Ltd.	2020-04-08	/
76.	2020SR031 6089	VIP 用户运营管理系统 VIP User Operation Management System	车码科技（北京）有限公司 Chema Technology (Beijing) Co., Ltd.	2020-04-08	/
77.	2021SR048 8248	直播间系统 Live Studio System	车码科技（北京）有限公司 Chema Technology (Beijing) Co., Ltd.	2021-04-02	/
78.	2021SR048 8249	聚合燃爆系统 Polymeric Detonation System	车码科技（北京）有限公司 Chema Technology (Beijing) Co., Ltd.	2021-04-02	/
79.	2022SR034 6680	盲盒活动系统 Blind Box Activity System	车码科技（北京）有限公司 Chema Technology (Beijing) Co., Ltd.	2022-03-15	/
80.	2022SR030 9975	聚力保客用户系统 JuLiBaoKe Customer System	车码科技（北京）有限公司 Chema Technology (Beijing) Co., Ltd.	2022-03-04	/
81.	2021SR186 3072	DCC 呼叫中心平台 DCC Call Center Platform	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-24	/
82.	2021SR185 5459	驱动新媒体销售管理系统 Drive New Media Sales Management System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-23	销售云 Sales Cloud

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
83.	2021SR176 0266	客户行为轨迹分析系统 Customer Behavior Trajectory Analysis System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-17	/
84.	2021SR176 9306	全民经纪人系统 Universal Broker System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-17	/
85.	2021SR173 2930	保客运营管理系统 BaoKe Operation Management System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-15	/
86.	2021SR173 6148	客户服务管理平台 Customer Service Management Platform	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-15	潜客 CRM Potential Customer CRM
87.	2021SR171 9071	驱动新媒体后台管理报表系统 Drive New Media Background Management Reporting System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-12	/
88.	2021SR166 1204	智能海报编辑系统 Intelligent Poster Editing System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-08	/
89.	2021SR166 2977	新运营后台系统 New Operations Background System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-08	/
90.	2021SR166 0448	全员自媒体系统 Universal Self-Media System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-08	/

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
91.	2021SR164 6185	数据同步引擎平台 Data Synchronization Engine Platform	深圳市驱动新媒体有限公司Shenzhen Drive New Media Co., Ltd.	2021-11-05	/
92.	2021SR164 3609	智能报表管理系统 Intelligent Report Management System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-05	/
93.	2021SR165 1232	数字化智能客流平台 Digital Intelligent Passenger Flow Platform	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-05	客户云 Customer Cloud
94.	2021SR163 5343	车商通售后云服务管理平台 CheShangTong After-sales Cloud Service Management Platform	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-04	售后云 After-sales Cloud
95.	2021SR163 5211	活动客户邀约系统 System for Customer Invitation for Events	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-11-04	/
96.	2021SR079 1195	知店数字化营销 SCRM 软件 ZhiDian Digital Marketing SCRM Software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2021-05-28	知店 ZhiDian
97.	2020SR116 6492	车芝嘛数字化营销 CRM 软件 CheZhiMa Digital Marketing CRM Software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2020-09-25	车芝嘛 CheZhiMa

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
98.	2020SR108 5759	车界诸葛数字化营销 CRM 软件 CheJieZhuGe Digital Marketing CRM Software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2020-09-11	车界诸葛 CheJieZhuGe
99.	2019SR023 1965	驱动新媒体云客服系统软件 （Android 版） Drive New Media Cloud Customer Service System Software (Android)	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-11	云客服 Cloud Customer Service
100.	2019SR023 1971	驱动新媒体云客服系统软件（iOS版） Drive New Media Cloud Customer Service System Software (iOS)	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-11	云客服 Cloud Customer Service
101.	2019SR022 9852	驱动新媒体汽车 Crown 系统软件 （iOS 版） Drive New Media Car Crown System Software (iOS)	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-08	销冠 Pin Crown
102.	2019SR022 9842	驱动新媒体汽车 Crown 系统软件 （Android 版） Drive New Media Car Crown System Software (Android)	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-08	销冠 Pin Crown
103.	2019SR023 1025	驱动新媒体“车商通 SCRM”系统 Drive New Media ” CheShangTong SCRM” System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-08	车商通 SCRM CheShangTon g SCRM
104.	2019SR022 4942	驱动新媒体大数 据智能试驾系统 软件（iOS 版） Drive New Media Big Data Intelligent Test Drive System Software (iOS)	深圳市驱动新媒体 有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-07	智能试驾 Intelligent Test Drive

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
105.	2019SR022 2897	驱动新媒体 WeChat Assistant软件 Drive New Media WeChat Assistant Software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-07	WeChat Assistant WeChat Assistant
106.	2019SR022 2881	驱动新媒体智能会员运营系统 Drive New Media Intelligent Member Operation System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-07	会员运营系统 Member Operation System
107.	2019SR022 4948	驱动新媒体大数据智能试驾系统 软件（Android 版） Drive New Media Big Data Intelligent Test Drive System Software (Android)	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-07	智能试驾 Intelligent Test Drive
108.	2019SR022 4965	驱动新媒体智能销售管理系统 Drive New Media Intelligent Sales Management System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-07	销售管理系统 Sales Management System
109.	2019SR021 6794	驱动新媒体数字化营销系统 Drive New Media Digital Marketing System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-06	数字营销系统 Digital Marketing System
110.	2019SR021 5650	驱动新媒体商务智能（BI）系统 Drive New Media Business Intelligence (BI) System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2019-03-05	商务智能 （BI）系统 Business Intelligence (BI) System

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
111.	2016SR297 000	驱动新媒体后市场知店微商城平台软件 Drive New Media ZhiDian WeChat Platform Software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2016-10-18	知店 ZhiDian
112.	2015SR267 292	驱动新媒体车商通 O2O 商城系统软件 Drive New Media CheShangTong O2O Mall System Software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2015-12-18	/
113.	2015SR261 420	驱动新媒体汽车销冠 IOS 版系统软件 Drive New Media Automobile Sales Crown IOS System Software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2015-12-15	/
114.	2015SR261 423	驱动新媒体汽车销冠安卓版系统软件 Drive New Media Automobile Sales Crown Android System Software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2015-12-15	/
115.	2015SR259 570	驱动新媒体摇一摇微信营销工具软件 Drive New Media WeChat Shake Marketing Tool Software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2015-12-14	/
116.	2015SR042 310	驱动新媒体“车商通管理后台”系统 软件 Drive New Media “CheShangTong Background Management “ System Software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2015-03-10	车商通管理后台 CheShangTong Background Management

No.	注册号 Registratio n No.	名称 Name of Copyrights	著作权人 Copyright Owner	注册日 Registration Date	简称 Short Name
117.	2015SR042 143	驱动新媒体“车商管家 IOS 版”系统软件 Drive New Media “CheShangGuanJi a IOS version” software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2015-03-10	车商管家 IOS版 CheShangGua nJia IOS version
118.	2015SR042 477	驱动新媒体“车商管家 Android 版”系统软件 Drive New Media "CheShangGuanJi a Android version" software	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2015-03-10	车商管家 Android 版 CheShangGua nJia Android version
119.	2013SR144 045	驱动新媒体“车商通 SCRM”系统 Drive New Media "CheShangTong SCRM" System	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	2013-12-12	车商通SCRM CheShangTon g SCRM

Part C. 注册集成电路布图设计Registered Layout-design of Integrated Circuits

No.	注册号 Registration No.	布图设计名称 Name of Layout-design	权利人 Proprietor	有效期 Period of Validity	申请日 Application Date
1.	BS.205520626	车载中央控制器操作单元芯片 Chip for Control Operation Unit of On-board Central Controller	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	10 年 10 years	2020-04-13
2.	BS.205524494	车载安全监测系统 控制单元芯片 Chip for Control Operation Unit of On-board Safety Monitoring System	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	10 年 10 years	2020-04-23

No.	注册号 Registration No.	布图设计名称 Name of Layout-design	权利人 Proprietor	有效期 Period of Validity	申请日 Application Date
3.	BS.205524524	行车记录仪视频数据采集模块电路设计布图 Layout Design for Video Data Acquisition Module of Tachograph	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	10 年 10 years	2020-04-23
4.	BS.205524508	车载导航智能语音控制器操作单元芯片 Chip for Intelligent Voice Controller of On-board Navigation	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	10 年 10 years	2020-04-23
5.	BS.205524516	车载空气净化器控制面板电路设计布图 Layout Design for Control Panel of On-board Air Purifier	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	10 年 10 years	2020-04-23
6.	BS.205524486	汽车冷暖控制装置电路设计布图 Layout Design for Automotive Cooling & Heating Control Device	团车互联网信息服务（北京）有限公司TuanChe Internet Information Service (Beijing) Co., Ltd.	10 年 10 years	2020-04-23
7.	BS.205524478	汽车倒车摄像头控制单元芯片 Chip for Control Operation Unit of Automotive Reversing Camera	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	10 年 10 years	2020-04-23
8.	BS.20552446X	汽车导航终端定位装置电路设计布图 Layout Design for Positioning Device of Automotive Navigation	团车互联网信息服务（北京）有限公 司 TuanChe Internet Information Service (Beijing) Co., Ltd.	10 年 10 years	2020-04-23

No.	注册号 Registration No.	布图设计名称 Name of Layout-design	权利人 Proprietor	有效期 Period of Validity	申请日 Application Date
9.	BS.205520634	汽车电源智能供电装置电路设计布图 Layout Design for Intelligent Power Supply Device of Automotive Power	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	10 年 10 years	2020-04-13

Part D. 备案域名 Filed Domain Names

NO.	登记人 Registrant	域名 Domain Name	备案号 Website Record No.	注册日 Registratio n Date	有效期至 Expiring Date
1.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	gongxinqiy an.com	京 ICP 备 12044574 号-8 Jing ICP Bei No.12044574-8	2020-07-09	2025-07-09
2.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	yimaiche.cn	京 ICP 备 12044574 号-5 Jing ICP Bei No.12044574-5	2013-01-30	2025-01-30
3.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	gautoshow. com	京 ICP 备 12044574 号-9 Jing ICP Bei No.12044574-9	2017-05-19	2025-05-19
4.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	1111qiche.com	京 ICP 备 12044574 号-4 Jing ICP Bei No.12044574-4	2013-11-05	2023-11-05
5.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	tuanche.cn	京 ICP 备 12044574 号-2 Jing ICP Bei No.12044574-2	2012-02-23	2025-02-23

NO.	登记人 Registrant	域名 Domain Name	备案号 Website Record No.	注册日 Registratio n Date	有效期至 Expiring Date
6.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	che1111.com	京 ICP 备 12044574 号-4 Jing ICP Bei No.12044574-4	2013-11-05	2023-11-05
7.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	cz-expo.com	京 ICP 备 12044574 号-7 Jing ICP Bei No.12044574-7	2019-05-06	2025-05-06
8.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	qiche1111.com	京 ICP 备 12044574 号-4 Jing ICP Bei No.12044574-4	2013-11-05	2023-11-05
9.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	tuanche.net	京 ICP 备 12044574 号-4 Jing ICP Bei No.12044574-4	2011-02-13	2025-02-13
10.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	tuanche.cc	京 ICP 备 12044574 号-2 Jing ICP Bei No.12044574-2	2013-07-01	2025-07-01
11.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	tuanche.com	京 ICP 备 12044574 号-2 Jing ICP Bei No.12044574-2	2007-03-23	2025-03-23
12.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	yizhihuan.com	京 ICP 备 12044574 号-22 Jing ICP Bei No.12044574-22	2014-01-21	2025-01-21
13.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	wuzhouche. com	京 ICP 备 12044574 号-20 Jing ICP Bei No.12044574-20	2018-03-07	2025-03-07

NO.	登记人 Registrant	域名 Domain Name	备案号 Website Record No.	注册日 Registratio n Date	有效期至 Expiring Date
14.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	qiche-ev.com	京 ICP 备 12044574 号-18 Jing ICP Bei No.12044574-18	2016-03-24	2025-03-24
15.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	topcar.tech	京 ICP 备 12044574 号-10 Jing ICP Bei No.12044574-10	2023-08-15	2025-08-16
16.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	ai-ev.com	京 ICP 备 12044574 号-15 Jing ICP Bei No.12044574-15	2016-03-24	2025-03-24
17.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	pushdana.com	京 ICP 备 12044574 号-19 Jing ICP Bei No.12044574-19	2018-01-09	2025-01-09
18.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	tuanche360.com	京 ICP 备 12044574 号-21 Jing ICP Bei No.12044574-21	2012-06-19	2025-06-19
19.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	tuan-ev.com	京 ICP 备 12044574 号-16 Jing ICP Bei No.12044574-16	2016-03-24	2025-03-24
20.	团车互联网信息服 务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	webche.com	京 ICP 备 12044574 号-17 Jing ICP Bei No.12044574-17	2007-04-03	2025-04-03
21.	团车（北京）汽车销售服务有限公司 TuanChe (Beijing) Automobile Sales & Service Co., Ltd.	yimaiche.com	京 ICP 备 15061069 号-1 Jing ICP Bei No.15061069-1	2010-02-21	2025-02-21

NO.	登记人 Registrant	域名 Domain Name	备案号 Website Record No.	注册日 Registratio n Date	有效期至 Expiring Date
22.	艾克斯珀展览展示 （天津）有限公司 Aikesipo Exhibition Display (Tianjin) Co., Ltd.	akhuizhan.com	津 ICP 备 2024023343 号-2 Jin ICP Bei No. 2024023343-2	2024-05-08	2025-05-08
23.	艾克斯珀展览展示 （天津）有限公司 Aikesipo Exhibition Display (Tianjin) Co., Ltd.	aikmexpo.com	津 ICP 备 2024023343 号-1 Jin ICP Bei No. 2024023343 -1	2024-08-21	2025-08-21
24.	海纳数科（北京）科技有限公司 HainaShuke (Beijing) Technology Co., Ltd.	emaiche.com	京 ICP 备 18042647 号-1 Jing ICP Bei No.18042647-1	2012-09-05	2025-09-05
25.	海纳数科（北京）科技有限公司 HainaShuke (Beijing) Technology Co., Ltd.	yiqimaiche. com	京 ICP 备 18042647 号-2 Jing ICP Bei No.18042647-2	2009-09-17	2025-09-17
26.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	test-chexiu. cn	粤 ICP 备 13069838 号-7 Yue ICP Bei No.13069838-7	2018-03-22	2026-03-22
27.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	demo-chexi u.cn	粤 ICP 备 13069838 号-6 Yue ICP Bei No.13069838-6	2018-03-22	2025-03-22
28.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	dev-chexiu. cn	粤 ICP 备 13069838 号-4 Yue ICP Bei No.13069838-4	2018-03-22	2025-03-22

NO.	登记人 Registrant	域名 Domain Name	备案号 Website Record No.	注册日 Registratio n Date	有效期至 Expiring Date
29.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	chexiu.cn	粤 ICP 备 13069838 号-1 Yue ICP Bei No.13069838-1	2005-09-08	2028-09-08
30.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	autoeo.com	粤 ICP 备 13069838 号-2 Yue ICP Bei No.13069838-2	2009-11-12	2025-11-12

Part E. 注册专利权 Registered Patents

NO.	权利人 Proprietor	专利名称 Name of Patent	专利类型 Type of Patent	专利号 Patent Number	申请日 Applicat ion Date	有效期 Period of Validity
	团车互联网信息服	太阳能发电天窗
	务（北京）有限公	的冲击试验设备	实用新
1.	司 TuanChe Internet Information Service (Beijing) Co., Ltd.	Impact Testing Equipment for Solar Powered Skylights	型 Model Utility	CN202320 093471.6	2023-01- 31	10 年 10 years
太阳能电池在振
	团车互联网信息服	动下的发电稳定
	务（北京）有限公	性试验设备	实用新
2.	司 TuanChe Internet Information Service (Beijing) Co., Ltd.	Test equipment for power generation stability of solar cells under vibration	型 Model Utility	CN202320 108330.7	2023-02- 03	10 年 10 years
	团车互联网信息服	一种太阳能动力
	务（北京）有限公	板翼展控制机构	实用新
3.	司 TuanChe Internet Information Service (Beijing) Co., Ltd.	A Wingspan Control Mechanism for Solar Powered Panels	型 Model Utility	CN202320 492990.X	2023-03- 15	10 年 10 years
4.	团车互联网信息服 务（北京）有限公 司 TuanChe Internet Information Service (Beijing) Co., Ltd.	太阳能发电天窗 安装设备 Installation Equipment for Solar Powered Skylights	实用新 型 Model Utility	CN202320 115232.6	2023-02- 05	10 年 10 years

NO .	权利人 Proprietor	专利名称 Name of Patent	专利类型 Type of Patent	专利号 Patent Number	申请日 Applicat ion Date	有效期 Period of Validity
5.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	一种太阳能汽车充电控制器 A Solar Powered Car Charging Controller	实用新型 Model Utility	CN202320 256668.7	2023-02- 20	10 年 10 years
6.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	一种太阳能汽车 MPPT 功率分配控制方法 A MPPT Power Allocation Control Method for Solar Powered Vehicles	发明 Invention	CN202310 385243.0	2023-04- 12	20 年 20 years
一种太阳能汽车
7.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	多峰MPPT 追踪控制方法及系统 A Multi Peak MPPT Tracking Control Method and System for Solar Powered Vehicles	发明 Inventio n	CN202310 385244.5	2023-04- 12	20 年 20 years
8.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	一种同步带传动式太阳能板翼展机构 A Synchronous Belt Driven Solar Panel Wingspan Mechanism	实用新型 Model Utility	CN202320 219182.6	2023-02- 15	10 年 10 years
9.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	太阳能电池安装棚架专用喷漆设备 Special Painting Equipment for Solar Cell Installation Shed	实用新型 Model Utility	CN202320 102110.3	2023-02- 02	10 年 10 years

NO .	权利人 Proprietor	专利名称 Name of Patent	专利类型 Type of Patent	专利号 Patent Number	申请日 Applicat ion Date	有效期 Period of Validity
10.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	一种 VR 眼镜远程获取太阳能汽车高空视角的设备 A VR Glasses Device for Remotely Obtaining High-Altitude Views of Solar Powered Cars	实用新型 Model Utility	CN202320 445615.X	2023-03- 10	10 年 10 years
11.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	具有顶部承重安装结构的框架式车身 Frame Type Vehicle Body with Top Load-Bearing Installation Structure	实用新型 Model Utility	CN202320 211080.X	2023-02- 14	10 年 10 years
12.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	一种曲面发电玻璃 A Curved Power Glass	实用新型 Model Utility	CN202320 445953.3	2023-03- 10	10 年 10 years
13.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	一种汽车用发电玻璃 A Type of Automotive Power Glass	实用新型 Model Utility	CN202320 445794.7	2023-03- 10	10 年 10 years
14.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	一种新型转向中间轴 A New Type of Steering Intermediate Shaft	实用新型 Model Utility	CN202320 229711.0	2023-02- 16	10 年 10 years
15.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	太阳能汽车的太阳能电池安装棚架 Solar Cell Installation Shed for Solar Powered Cars	实用新型 Model Utility	CN202320 115234.5	2023-02- 05	10 年 10 years
16.	团车互联网信息服务（北京）有限公司 TuanChe Internet Information Service (Beijing) Co., Ltd.	一种太阳能汽车用的太阳能电池板 A Solar Panel for Solar Powered Cars	实用新型 Model Utility	CN202320 493116.8	2023-03- 15	10 年 10 years
17.	深圳市驱动新媒体有限公司 Shenzhen Drive New Media Co., Ltd.	一种客流管理方法和装置以及设备 A Passenger Flow Management Method, Device, and Equipment	发明 Invention	CN201910 785738.6	2019-08- 23	20 年 20 years